                      AIM LIMITED MATURITY TREASURY SHARES

[AIM LOGO APPEARS HERE]            ANNUAL REPORT                 JULY 31, 1997

                      AIM LIMITED MATURITY TREASURY SHARES

                           For shareholders who seek
                         high monthly income free from
                               state taxes while
                 maintaining relative stability of principal by
                   investing only in U.S. Treasury notes with
                       maturities of three years or less.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Limited Maturity Treasury Shares' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o During the fiscal year ended July 31, 1997, the Fund paid distributions of $0.54 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o        Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Standard Poor's Corporation (S&P) is a widely known credit rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition and management. Funds are rated from the highest quality (AAA) to lowest quality
         (CCC).
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o The Lehman Brothers 1-2 Year U.S. Government Bond Index is an unmanaged index composed of short-term U.S. agency and Treasury issues (maturities of one to two years).
o The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index composed of short-term U.S. agency and Treasury issues (maturities of one to three years).
o Unless otherwise indicated, comparative index results include reinvested dividends and do not reflect sales charges.



       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
          THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
       OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
         AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                 Dear Fellow Shareholder:

                 As 1997 passed its midway point, the market environment was
  [PHOTO OF      ideal for fixed-income investments. The course was not
 Charles T.      smooth; indeed, bond markets fluctuated widely during the
   Bauer,        first seven months of the year amid concerns over vigorous
Chairman of      economic growth and rising interest rates. Only after
the Board of     subsequent reports indicated that economic growth had
 the Fund,       moderated and that inflation was still absent did bond
APPEARS HERE]    markets recover.
                   On the following pages, your Fund's portfolio management
                 team offers a complete discussion of recent market activity and how the Fund was affected. They also discuss the Fund's portfolio strategy, why they believe the portfolio is well-positioned for attractive current income, and why they are confident that the reasons for investing in the Fund remain as compelling as ever. These discussions are offered to help you better understand the relative performance of your Fund.
                   The point we want to emphasize most is that market volatility has become the norm rather than the exception. Those of you who are long-time investors, and who are new shareholders in The AIM Family of Funds--Registered Trademark--, should recognize that periods of falling prices in both stock and bond markets are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
  That's why it's a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification, for example, can help you cushion the effects of volatility and reduce your risk exposure in any one type of security.
  In our experience, we have observed that the best action to take is to stay focused-not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
  It's also important to maintain realistic expectations about investing. Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance early in the year was driven by concerns about the possibility of rising inflation. Yet, no evidence of inflation has materialized.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO PLC was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $177 billion in assets under management. The combined company, AMVESCAP PLC, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. The merger will not result in any change of portfolio management or investment style of your AIM Fund.
  We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                            -----------------------
                                It is important
                                  to maintain
                             realistic expectations
                                     about
                            investment performance.
                            -----------------------

The Managers' Overview

FUND PROVIDES STEADY INCOME,
SHARE-PRICE STABILITY

A roundtable discussion with the Fund management team for AIM Limited Maturity Treasury Portfolio for the fiscal year ended July 31, 1997.
-------------------------------------------------------------------------------

Q. IT WAS A TUMULTUOUS YEAR FOR FIXED-INCOME INVESTMENTS. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. It was indeed a year marked with considerable market fluctuation. And we know that shareholders rely on us to remain committed to our investment discipline--high current income and price stability--particularly during periods of market uncertainty.
        Price stability was clearly maintained. Net asset value per share remained within a range of $9.95 and $10.07 during the reporting period. In addition to relative price stability, the Fund produced attractive current income. As of July 31, 1997, the 30-day yield of AIM Limited Maturity Treasury Shares was 5.39%, based on maximum offering price. Total return was 6.55% for the year ended July 31, 1997.

Q.    WHAT TOUCHED OFF THE VOLATILITY IN THE BOND MARKET?

A. Investors were concerned about rapid economic growth and rising interest rates. After a selloff in the summer of 1996, the bond market rallied in the fall amid mounting evidence that the economy was growing at a reasonable rate without significant inflation.
        But rapid economic expansion during the first quarter of 1997 raised concerns that the Federal Reserve Board (the Fed) would tighten monetary policy to forestall inflation. Bond prices were already falling--and yields rising--when the Fed raised interest rates in March.
        The decline continued until the end of April when indications of slowing eco-

AIM LIMITED MATURITY TREASURY PORTFOLIO TAKES A STRUCTURED APPROACH TO INVESTING AIM Limited Maturity Treasury Portfolio has generated a positive total return every fiscal year since its inception in 1987. One reason is that it uses a strategy of "rolling down the yield curve" to take advantage of potential price appreciation, as shown in chart at upper right. This strategy also enhanced share-price stability, as shown in chart at lower right.
  The Fund purchases two-year U.S. Treasury notes and holds them for about 13 months. We then sell them and use the proceeds to buy new two-year U.S.
Treasury notes. About 8% of the Fund's portfolio is turned over each month. Thus, the Fund consistently remains invested over the entire stretch of the one- to two-year maturity range of the yield curve.
  The Fund's strategy is based on a study by A I M Capital Management, Inc., covering the period from 1973 to 1994, which showed that the most favorable return/risk ratio is in the one- to two-year maturity range of the yield curve, the point where it tends to steepen.
  During the reporting period, the Fund provided 90% of the yield of the 30-year U.S. Treasury bond at less than 25% of the risk.

===============================================================================

YIELD CURVE - U.S. TREASURY SECURITIES AS OF 7/31/97

-------------------------------------------------------------------------------

3 months            5.227%
6 months            5.307
1 year              5.408)
2 years             5.724)  AREA OF INVESTMENT FOCUS
3 years             5.780)
5 years             5.898
10 years            6.009
30 years            6.299
===============================================================================


===============================================================================

RELATIVE PRICE STABILITY  7/31/87-7/31/97

-------------------------------------------------------------------------------

7/31/87       9.96%                7/93         10.21
              9.83                              10.19
              9.93                              10.12
7/88          9.89                              10.01
              9.86                 7/94          9.92
              9.74                               9.78
              9.66                               9.92
7/89          9.83                              10.01
              9.77                 7/95         10.04
              9.81                              10.02
              9.72                              10.25
7/90          9.78                              10.16
              9.80                 7/96          9.98
              9.89                               9.99
              9.92                              10.03
7/91          9.93                               9.96
             10.04                 7/97         10.07
             10.20
7/92         10.13
             10.13
             10.15
             10.22
===============================================================================

Sources: Bloomberg and Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.


           See important Fund & index disclosures inside front cover.

      nomic growth, combined with improved prospects for a balanced federal budget, ignited a bond-market rally that persisted through the end of the reporting period.
        The market volatility was reflected in the yield on the two-year U.S. Treasury note which ranged from a low of 5.58% in November to a high of 6.54% in April before ending the period at 5.73%.

Q.    HOW WERE THE FUND'S INVESTMENTS IN U.S. TREASURY SECURITIES AFFECTED?

A. U.S. Treasury securities tended to be less susceptible to market price swings because of diminishing new issue supply and high demand. The healthy economy boosted corporate profits and personal incomes, bolstering the federal government's tax receipts.
        Consequently, the federal government was able to cut back on U.S. Treasury security issuance because of reduced borrowing needs. Some analysts are predicting net issuance of U.S. Treasury securities could be as low as $30 billion in 1997 compared to $140 billion in 1996.
        Additionally, foreign demand for U.S. Treasury securities remained strong because their yields were significantly higher than foreign-government securities. At 1997's midpoint, U.S. Treasury security yields on average were more than 1.5% higher than foreign-government issues. To stimulate economic growth, Japan and many European countries have reduced interest rates to lower levels in comparison with the U.S. That has given U.S. Treasuries a yield advantage over foreign-government securities.

Q.    HOW DID YOU TAKE ADVANTAGE OF MARKET TRENDS?

A. We maintained our time-tested strategy of emphasizing the one- to two-year maturity range of the yield curve (see chart on page 2). The yield curve is a representation of the yields of fixed-income securities of the same quality with short-, intermediate-, and long-term maturities. Yields tend to increase along with maturities as investors demand higher interest rates for assuming longer-term risk.

Q.    HOW DOES THE FUND'S INVESTMENT APPROACH ENHANCE PRICE STABILITY?

A. It keeps the duration of the Fund relatively short. Funds with shorter durations tend to be less sensitive to market price fluctuations (see nearby chart). As of July 31, 1997, the Fund's duration was 1.43 years and its weighted average maturity was 1.54 years.

Q.    WHAT WAS THE FUND'S CREDIT QUALITY RATING?

A. The Fund had an average credit quality rating of AAAf, the highest such rating assigned by Standard & Poor's Corporation (S&P), a widely known credit-rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management. Funds are rated from the highest quality (AAA) to lowest credit quality (CCC).

Q.    WHAT IS YOUR MARKET OUTLOOK?

A. Conditions appear to be favorable for the bond market. Economic growth is slowing to a moderate pace, inflation continues to be low, and a balanced budget package has been enacted into law. Moreover, the Federal Reserve Board has indicated that further tightening of monetary policy may be unnecessary for the rest of the year.
        We expect the federal government to continue to reduce issuance of U.S. Treasury securities as its borrowing needs continue to decline, and that should continue to support the value of outstanding U.S. Treasury securities. Going forward, we will take advantage of such opportunities as we manage the Fund to provide attractive monthly income while maintaining relative price-share stability.


FUND MANAGERS USE DURATION AND WEIGHTED AVERAGE MATURITY TO MANAGE RISK

In this report, we discuss the Fund's duration and weighted average maturity. These both measure the effects of time on the portfolio, but there the similarity ends.
  o DURATION is the average time it takes to receive the interest and principal on a bond.
  o WEIGHTED AVERAGE MATURITY is an average of the term to maturity remaining on each of the Fund's bond holdings.
  For example, if we compared two bonds of identical quality and maturity, the two bonds could have the same weighted average maturity. However, the bond with the higher coupon would have the lower duration because the investor would collect all payments in a shorter average amount of time.
  Using these tools, fund managers can manage the sensitivity of a portfolio to changes in interest rates. A longer duration on a bond or a portfolio, like a longer weighted average maturity, indicates more sensitivity to interest rate changes because the investment is committed for a longer period. During periods of rising interest rates as noted earlier in 1997, fund managers tend to shorten one or both of these measures to reduce the impact on the fund's share values.



           See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM LIMITED MATURITY TREASURY SHARES VS. BENCHMARK INDEXES

The charts below compare your Fund to benchmark indexes. They are intended to give you a general idea of how your Fund performed compared to the bond market over the period 12/15/87-7/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case, the Lehman Brothers 1-2 Year U.S. Government Bond Index and the Lehman Brothers 1-3 Year U.S. Government Bond Index. Unlike your Fund, the indexes are not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

===============================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 7/31/97, including sales charges
-------------------------------------------------------------------------------
Inception (12/15/87)      6.52%

5 Years                   4.73

1 Year                    5.49*

*6.55% excluding sales charges
===============================================================================


===============================================================================
FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
-------------------------------------------------------------------------------
Inception (12/15/87)      6.47%

5 Years                    4.72

1 Year                   4.83**


**5.89% excluding sales charges
===============================================================================


Limited Maturity Treasury Portfolio has elected to use the Lehman Brothers 1-2 Year U.S. Government Bond Index, which more closely reflects the performance of the securities in which the Fund invests. Index performance is for the period 8/31/88-7/31/97. In previous reports to shareholders, the Fund used the Lehman Brothers 1-3 Year U.S. Government Bond Index. In accordance with SEC guidelines, we have included a comparison of the Fund's performance to that of the Lehman Brothers 1-3 Year U.S. Government Bond Index, which was used in previous reports, and the Lehman Brothers 1-2 Year U.S.
Government Bond Index.


===============================================================================
GROWTH OF A $10,000 INVESTMENT
7/31/87-7/31/97

                  AIM Limited Maturity       Lehman Brothers 1-3 Year
                     Treasury Shares         U.S. Government Bond Index
                                 (In thousands)
-------------------------------------------------------------------------------
12/15/87                $9,900                        $10,441
7/88                    10,283                         10,777
7/89                    11,239                         11,932
7/90                    12,101                         13,224
7/91                    13,185                         14,582
7/92                    14,436                         15,732
7/93                    15,106                         16,284
7/94                    15,443                         15,510
7/95                    16,424                         18,220
7/96                    17,021                         19,298
7/97                    18,370                         19,824
===============================================================================

Past performance cannot guarantee comparable future results.


===============================================================================

                  AIM Limited Maturity       Lehman Brothers 1-2 Year
                     Treasury Shares         U.S. Government Bond Index
                                 (In thousands)
-------------------------------------------------------------------------------
12/15/87                $9,900
7/88                    10,283                        $10,031
7/89                    11,239                         11,000
7/90                    12,101                         11,906
7/91                    13,185                         13,049
7/92                    14,436                         14,338
7/93                    15,106                         15,047
7/94                    15,443                         15,445
7/95                    16,424                         16,500
7/96                    17,021                         17,303
7/97                    18,370                         18,498
===============================================================================


Past performance cannot guarantee comparable future results.



Source: Tower Data Systems HYPO--Registered Trademark-- and Lipper Analytical Services, Inc. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKETS LOOK TO INDICATORS TO SEE WHICH WAY THE ECONOMIC WIND BLOWS

Every month, the government releases reports of key economic indicators--the harbingers of the business cycle considered so vital to financial markets. Have you ever wondered why economic indicators are so important? We asked Gary Beauchamp, AIM's Economic Strategist, to discuss a few widely followed indicators that may be of interest to investors.

GROSS DOMESTIC PRODUCT (GDP)
GDP measures the final output of goods and services produced in the United States in one year, which makes it the broadest measure of economic performance. Initial estimates are released about a month after the close of each quarter.
  Financial markets react strongly to the GDP number because it indicates the pace of economic activity. For instance, if the GDP is growing at a faster rate than in previous periods, it's an indication that the economy may be heating up. Rapid growth strains the economy, and that drives up prices and interest rates. The resulting inflation erodes corporate profits and the value of financial securities. Conversely, growth that is too slow causes prices and profits to fall, and that drives up unemployment and dries up demand.

EMPLOYMENT DATA
When the various economic indicators are mixed, many analysts consider employment data to be the most important. An increase in employment, a decrease in initial jobless claims, or a decrease in unemployment can bode well for the economy. However, an unusually low level of unemployment, such as the 4.9% rate reported for the month of April 1997, can signal the potential for inflation.

INDUSTRIAL PRODUCTION AND CAPACITY UTILIZATION
Monthly industrial production and capacity utilization indicators report the efficiency of economic productivity. The index of industrial production measures changes in the output of the mining, manufacturing, and gas and electric utilities sectors of the economy. Capacity utilization is the rate at which industrial production sectors operate--it is an indicator of industry's current physical limits.
  Together, these indicators can reveal expansion or contraction in the economy before the GDP. High levels are positive; but maximum levels of industrial production and capacity utilization can indicate inordinate strain on the economy, which can lead to inflation. Conversely, low levels of capacity utilization often generate increased productivity efficiency, and that can signal an upturn in the economy from recession.

HOUSING STARTS
Released monthly by the U.S. Department of Commerce, the housing starts figure is an estimate of the number of new homes and apartments under construction within a stated period. The housing starts figure is sensitive to changes in interest rates and reported levels of new home sales--another indicator of consumer confidence. When consumers feel secure about the direction of the economy, they are more likely to make long-term financial commitments like home mortgages. Conversely, housing starts tend to fall well before the onset of recession. One of the most volatile indicators, housing start figures often vary widely from month to month and are sometimes substantially revised.


INDEX OF LEADING ECONOMIC INDICATORS
The U.S. Commerce Department tracks the performance of the economy by measuring changes in the business cycle--the alternating progression of the economy from periods of expansion when business is growing to periods of contraction when business activity slows and unemployment increases.
  Every month, the Commerce Department compiles its composite index of leading economic indicators. Leading indicators are those factors that have shown the tendency to signal change before the economy makes a major turn. The index measures changes in such factors as stock prices, new orders for durable goods, contracts and orders for plant and equipment, and average weekly claims for state unemployment compensation. Positive changes in the index signal improvement in the economy. Negative changes are understood to be warnings that the economy might contract.




"The composite index of leading economic indicators is not the square root of the universe. There is no single index or formula that provides all the answers to the problems of business forecasting."

Michael B. Lehman, The Business One Irwin Guide to Using The Wall Street Journal

SCHEDULE OF INVESTMENTS

JULY 31, 1997

                                                                            PRINCIPAL
                                                                             AMOUNT           MARKET
                                                              MATURITY       (000S)           VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES - 99.03%

6.125%                                                        08/31/98       $36,300       $ 36,511,629
-------------------------------------------------------------------------------------------------------
6.00%                                                         09/30/98        36,200         36,368,692
-------------------------------------------------------------------------------------------------------
5.875%                                                        10/31/98        36,200         36,305,704
-------------------------------------------------------------------------------------------------------
5.625%                                                        11/30/98        35,880         35,878,924
-------------------------------------------------------------------------------------------------------
5.75%                                                         12/31/98        36,200         36,266,970
-------------------------------------------------------------------------------------------------------
5.875%                                                        01/31/99        36,200         36,320,184
-------------------------------------------------------------------------------------------------------
5.875%                                                        02/28/99        36,200         36,319,460
-------------------------------------------------------------------------------------------------------
6.25%                                                         03/31/99        36,300         36,635,775
-------------------------------------------------------------------------------------------------------
6.375%                                                        04/30/99        36,300         36,713,457
-------------------------------------------------------------------------------------------------------
6.25%                                                         05/31/99        36,300         36,646,302
-------------------------------------------------------------------------------------------------------
6.00%                                                         06/30/99        35,000         35,195,650
-------------------------------------------------------------------------------------------------------
5.875%                                                        07/31/99        35,150         35,259,668
-------------------------------------------------------------------------------------------------------
          Total U.S. Treasury Securities                                                    434,422,415
-------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS - 99.03%                                                        434,422,415
-------------------------------------------------------------------------------------------------------
          OTHER ASSETS LESS LIABILITIES - 0.97%                                               4,254,808
-------------------------------------------------------------------------------------------------------
          NET ASSETS - 100.00%                                                             $438,677,223
=======================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997

ASSETS:

Investments, at market value (cost
  $431,928,484)                           $  434,422,415
--------------------------------------------------------
Cash                                              20,611
--------------------------------------------------------
Receivables for:
  Fund shares sold                               819,782
--------------------------------------------------------
  Interest                                     5,523,917
--------------------------------------------------------
Investment in deferred compensation plan          19,535
--------------------------------------------------------
Other assets                                      83,788
--------------------------------------------------------
    Total assets                             440,890,048
--------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                       1,248,586
--------------------------------------------------------
  Dividends                                      674,022
--------------------------------------------------------
  Deferred compensation                           19,535
--------------------------------------------------------
Accrued advisory fees                             71,077
--------------------------------------------------------
Accrued distribution fees                         47,502
--------------------------------------------------------
Accrued transfer agent fees                       38,977
--------------------------------------------------------
Accrued operating expenses                       113,126
--------------------------------------------------------
    Total liabilities                          2,212,825
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  438,677,223
========================================================

                       INSTITUTIONAL       AIM
                          SHARES          SHARES          FUND
NET ASSETS               $48,865,566   $389,811,657   $438,677,223
==================================================================
Shares outstanding,
  $0.01 par value per
  share                    4,853,653     38,718,670     43,572,323
==================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                               $      10.07
==================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.07 divided by 99.00%)       $      10.17
==================================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1997


INVESTMENT INCOME:

Interest                                    $24,654,293
-------------------------------------------------------
EXPENSES:
Advisory fees                                   837,760
-------------------------------------------------------
Administrative service fees                      66,785
-------------------------------------------------------
Custodian fees                                   35,063
-------------------------------------------------------
Transfer agent fees                             342,339
-------------------------------------------------------
Trustees' fees and expenses                      10,907
-------------------------------------------------------
Distribution fees (See Note 2)                  549,759
-------------------------------------------------------
Other                                           290,933
-------------------------------------------------------
    Total expenses                            2,133,546
-------------------------------------------------------
Less: Expenses paid indirectly                   (5,163)
-------------------------------------------------------
    Net expenses                              2,128,383
-------------------------------------------------------
Net investment income                        22,525,910
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:
Realized gain (loss) on sales of
  investment securities                        (328,964)
-------------------------------------------------------
Unrealized appreciation of investment
  securities                                  4,775,213
-------------------------------------------------------
      Net gain on investment securities       4,446,249
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $26,972,159
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JULY 31, 1997 AND 1996

                                                                  1997             1996
                                                              ------------    --------------

OPERATIONS:

  Net investment income                                       $ 22,525,910    $   25,817,371
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (328,964)        3,022,827
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   4,775,213        (6,292,910)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        26,972,159        22,547,288
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                          (2,912,651)       (8,084,170)
--------------------------------------------------------------------------------------------
  AIM Shares                                                   (19,613,259)      (17,733,201)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Institutional Shares                                         (95,511,728)       14,818,211
--------------------------------------------------------------------------------------------
  AIM Shares                                                    27,226,897        86,957,303
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (63,838,582)       98,505,431
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          502,515,805       404,010,374
--------------------------------------------------------------------------------------------
  End of period                                               $438,677,223    $  502,515,805
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $443,515,589    $  511,800,420
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (7,332,297)       (7,003,333)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   2,493,931        (2,281,282)
--------------------------------------------------------------------------------------------
                                                              $438,677,223    $  502,515,805
============================================================================================

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1997, the Fund reimbursed AIM $66,785 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to holders of the AIM Shares. During the year ended July 31, 1997, AFS was paid $171,697 for such services. During the year ended July 31, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $4,714 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1997, the Fund paid AIM Distributors $549,759 as compensation under the Plan.
  AIM Distributors received commissions of $105,675 during the year ended July 31, 1997 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1997, the Fund paid legal fees of $5,153 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended July 31, 1997 the Fund's expenses were reduced by $471. In addition, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,692 under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,163 during the year ended July 31, 1997.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1997 was $548,531,112 and $615,465,271, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of July 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  2,424,721
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                --
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  2,424,721
=========================================================

Cost of investments for tax purposes is $431,997,694.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1997 and 1996 were as follows:

                                                                       1997                          1996
                                                            ---------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
Sold:
  AIM shares                                                 22,795,689   $ 228,371,816    25,131,827   $ 252,267,687
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                        2,663,678      26,662,958     5,925,940      59,531,203
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  AIM shares                                                  1,600,608      16,029,270     1,451,553      14,553,507
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                           16,172         161,587       113,885       1,142,722
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  AIM shares                                                (21,687,977)   (217,174,189)  (17,942,356)   (179,863,891)
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                      (12,215,116)   (122,336,273)   (4,566,815)    (45,855,714)
---------------------------------------------------------------------------------------------------------------------
                                                             (6,826,946)  $ (68,284,831)   10,114,034   $ 101,775,514
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for an AIM Share outstanding during each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                                                JULY 31,                         AUGUST 31,
                                                              --------------------------------------------   -------------------
                                                                 1997           1996       1995       1994       1993       1992
                                                              -----------     --------   --------   --------   --------   --------
Net asset value, beginning of period                           $    9.97      $  10.03   $   9.96   $  10.24   $  10.21   $  10.01
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                             0.54          0.55       0.54       0.35       0.42       0.58
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.10         (0.06)      0.07      (0.20)      0.05       0.29
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
    Total from investment operations                                0.64          0.49       0.61       0.15       0.47       0.87
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                             (0.54)        (0.55)     (0.54)     (0.35)     (0.42)     (0.58)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
  Distributions from net realized capital gains                       --            --         --      (0.08)     (0.02)     (0.09)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
    Total distributions                                            (0.54)        (0.55)     (0.54)     (0.43)     (0.44)     (0.67)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Net asset value, end of period                                 $   10.07      $   9.97   $  10.03   $   9.96   $  10.24   $  10.21
============================================================   ==========     ========   ========   ========   ========   ========
Total return(a)                                                    6.55%         4.98%      6.36%      1.52%      4.65%      8.93%
============================================================   ==========     ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 389,812      $359,048   $274,480   $329,942   $348,937   $260,454
============================================================   ==========     ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            0.54%(b)(c)   0.54%      0.51%      0.47%(d)    0.46%     0.48%
============================================================   ==========     ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               5.35%(b)      5.45%      5.44%      3.75%(d)    4.07%     5.60%
============================================================   ==========     ========   ========   ========   ========   ========
Portfolio turnover rate                                             130%          117%       120%       120%       123%       120%
============================================================   ==========     ========   ========   ========   ========   ========

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $366,506,207.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.

                 INDEPENDENT AUDITORS' REPORT

                 The Board of Trustees and Shareholders of AIM Investment Securities Funds:

                    We have audited the accompanying statement of assets and
                 liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                   In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993, in conformity with generally accepted accounting principles.


                 KPMG Peat Marwick LLP


                 August 22, 1997
                 Houston, Texas

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Trust was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Trust and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Trust's fiscal year ending July 31, 1997.

The following votes were cast with respect to each item:

                                                                                      Votes           Withhold/
                            Trustee/Matter                         Votes For         Against         Abstentions
                            --------------                         ----------        --------        -----------
(1)  Charles T. Bauer............................................  24,723,862            N/A             816,471
     Bruce L. Crockett...........................................  24,739,783            N/A             800,550
     Owen Daly II................................................  24,732,865            N/A             807,468
     Carl Frischling.............................................  24,740,400            N/A             799,932
     Robert H. Graham............................................  24,713,427            N/A             826,906
     John F. Kroeger.............................................  24,723,261            N/A             817,072
     Lewis F. Pennock............................................  24,711,556            N/A             828,777
     Ian W. Robinson.............................................  24,726,994            N/A             813,339
     Louis S. Sklar..............................................  24,738,381            N/A             801,951

(2)  Approval of new Investment Advisory Agreement...............  24,083,611        459,095             997,626

(3)  Elimination of policy restricting investments in other
     investment companies........................................  18,256,848        944,757           1,058,718

(4)  KPMG Peat Marwick LLP.......................................  24,540,046        174,346             825,941

                                                            Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Carol F. Relihan                                Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                           and Secretary                                   TRANSFER AGENT

Jack Fields                                   Gary T. Crum                                    A I M Fund Services, Inc.
Formerly Member of the                        Senior Vice President                           P.O. Box 4739
U.S. House of Representatives                                                                 Houston, TX 77210-4739
                                              Melville B. Cox
Carl Frischling                               Vice President                                  CUSTODIAN
Partner
Kramer, Levin, Naftalis & Frankel             Karen Dunn Kelly                                The Bank of New York
                                              Vice President                                  90 Washington Street, 11th Floor
Robert H. Graham                                                                              New York, NY 10286
President and Chief Executive Officer         Dana R. Sutton
A I M Management Group Inc.                   Vice President and Assistant Treasurer          COUNSEL TO THE FUND

John F. Kroeger                               P. Michelle Grace                               Ballard Spahr
Formerly Consultant                           Assistant Secretary                             Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                                                            1735 Market Street
                                              Nancy L. Martin                                 Philadelphia, PA 19103
Lewis F. Pennock                              Assistant Secretary
Attorney                                                                                      COUNSEL TO THE TRUSTEES
                                              Ofelia M. Mayo
Ian W. Robinson                               Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                                919 Third Avenue
Vice President and                            Kathleen J. Pflueger                            New York, NY 10022
Chief Financial Officer                       Assistant Secretary
Bell Atlantic Management                                                                      DISTRIBUTOR
Services, Inc.                                Samuel D. Sirko
                                              Assistant Secretary                             A I M Distributors, Inc.
Louis S. Sklar                                                                                11 Greenway Plaza
Executive Vice President                      Stephen I. Winer                                Suite 100
Hines Interests                               Assistant Secretary                             Houston, TX 77046
Limited Partnership
                                              Mary J. Benson                                  AUDITOR
                                              Assistant Treasurer
                                                                                              KPMG Peat Marwick LLP
                                                                                              700 Louisiana
                                                                                              NationsBank Building
                                                                                              Houston, TX 77002


STATE TAX INFORMATION
Of the total dividends paid, 100% was derived from U.S. Treasury obligations.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$78 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of July 31, 1997. The AIM Family of                    prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



